Exhibit 10.23

CERTAIN MATERIAL (INDICATED BY [***]) HAS BEEN OMITTED FROM THIS DOCUMENT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

February 1, 2024

Hanmi Pharmaceutical Co., Ltd.
14, Wiryeseong-daero, Songpa-gu
Seoul, 05545, Korea
Attn: [***]
Re:    Letter of Binding Understanding: Supply of Rolvedon Drug Substance
Ladies and Gentlemen:
We refer you to (i) that certain License, Development and Supply Agreement, dated October 8, 2014, by and between Spectrum Pharmaceuticals, Inc. (“Spectrum”) and Hanmi Pharmaceutical Co., Ltd. (“Hanmi”), as amended (collectively, the “License Agreement”), and (ii) that certain Supply Agreement, dated February 28, 2018, by and between Spectrum and Hanmi, as amended (collectively the “Supply Agreement”).
This Letter of Binding Understanding (“Letter”) reflects the binding understandings of Hanmi and Spectrum (now “Assertio”; for the purpose of clarification, wherever Spectrum is addressed in this Letter, it shall also refer to Assertio Holdings, Inc., if applicable), intending to alter certain terms and conditions of the License Agreement and the Supply Agreement. Each party irrevocably agrees that it shall not raise any claim under the License Agreement or the Supply Agreement in connection with any subject matter that is expressly set forth in this Letter, but excluding any such claims that arise out of the breach of this Letter.
Upon the acceptance hereof by each of the undersigned, this letter agreement will confirm our agreement as follows:
1.Spectrum will purchase, and Hanmi will timely supply, [***] grams of the Product under the Supply Agreement, made available [***], at a price of [***], as follows:
a.Purchase Order [***], previously issued by Spectrum on [***], is hereby deemed reissued with revised pricing of [***] and irrevocably accepted by Hanmi for the delivery of [***] of the Product no later than [***]; and Hanmi shall deliver such Product to Spectrum by no later than [***];
b.Purchase Order [***], previously issued by Spectrum on [***], is hereby deemed reissued with revised pricing of [***] and irrevocably accepted by Hanmi for the delivery of [***] of the Product no later than [***]; and Hanmi shall deliver such Product to Spectrum by no later than [***];
c.Purchase Order [***], previously issued by Spectrum on [***], is hereby deemed reissued with revised pricing of [***] and irrevocably accepted by Hanmi for the delivery of [***] of the Product no later than [***]; and Hanmi shall deliver such Product to Spectrum by no later than [***];
d.Hanmi shall irrevocably accept Purchase Orders for an additional [***] of the Product with delivery dates in [***]; and Hanmi shall deliver such Product to Spectrum by no later than the delivery dates to be specified by Spectrum in such Purchase Orders; and

e.Hanmi shall irrevocably accept a Purchase Order for an additional [***] of the Product with a delivery date in [***]; and Hanmi shall deliver such Product to Spectrum by no later than the delivery date to be specified by Spectrum in such Purchase Order which date shall be consistent with the timing set forth above.
f.Notwithstanding the foregoing, Hanmi may request to amend the delivery date in one or more of the foregoing Purchase Orders by up to [***] upon the occurrence of a Force Majeure Event (as defined below); provided, however, that Hanmi shall (i) immediately notify Spectrum in writing of the occurrence of the Force Majeure Event and describe in reasonable detail the nature thereof, and (ii) for so long as such Force Majeure Event continues, use its best efforts to meet the original delivery date whenever and to whatever extent possible without delay, including through the use of alternate sources, workaround plans or other means. Hanmi represents and warrants to Spectrum, as the date of this Letter, that no Force Majeure Event has occurred which would impact its performance of its obligations under this Letter.
The term “Force Majeure Event” shall mean Hanmi’s performance of any of its obligations pursuant to this Letter is prevented, hindered or delayed by fire, flood, earthquake, elements of nature or acts of God, acts of war, terrorism, riots, civil disorders, rebellions or revolutions.
2.As of the date of this Letter, Section 1.33 of the License Agreement is hereby amended, on a contingent basis (the continued effectiveness of which being subject to Hanmi’s delivery of [***] of the Product under the Supply Agreement pursuant to the foregoing paragraph), by deleting the contents of such Section in their entirety and replacing them with the following:
1.33    “Hanmi Territory” shall mean Asia and Africa. The countries and State entities within Hanmi Territory is listed under Exhibit 1.33. For the purpose of clarification, the definition and territorial scope of Asia and Africa shall follow the M49 Standard (Standard country or area codes for statistical use), prepared by the United Nations, and shall include the Republic of China (“Taiwan”) and any other non-nation State entities within such regions.
The attached Appendix I shall be added to the License Agreement as Exhibit 1.33.
3.[***]

4.Except as otherwise expressly set forth in, or amended by, this letter agreement, all terms, conditions, and covenants in the Supply Agreement and the License Agreement are valid, shall remain in full force and effect, and are hereby ratified and affirmed by each of the undersigned.
5.This letter agreement may be executed in counterparts with the same force and effect as if each of the signatories had executed the same instrument.
6.The terms of (i) Sections 10.1 (Assignment), 10.2 (Severability), 10.3 (Notices), 10.4 (Disputes; Governing Law and Jurisdiction), 10.7 (Specific Performance), and 10.8 (Waiver) of the Supply Agreement, and (ii) Sections 6.3 (Authorized Disclosure) and 6.4 (Public Announcements) other than the first sentence of Section 6.4(a) of the License Agreement shall apply to, and are incorporated in, this letter agreement, mutatis mutandis.

7.The terms of Section 2.5 (Supply Deficiencies) and Section 10.13 (Force Majeure) of the Supply Agreement shall not apply to, and are not incorporated in, this letter agreement. Hanmi agrees that time is of the essence with respect to the delivery dates contemplated by Section 1 of this letter agreement.

Appendix 1
Exhibit 1.33
Hanmi Territory
Asia

Afghanistan	Democratic People's Republic of Korea	Lebanon	Sri Lanka
Armenia	Georgia	Malaysia	State of Palestine
Azerbaijan	India	Maldives	Syrian Arab Republic
Bahrain	Indonesia	Mongolia	Tajikistan
Bangladesh	Iran	Myanmar	Thailand
Bhutan	Iraq	Nepal	Timor-Leste
Brunei Darussalam	Israel	Oman	Türkiye (Turkey)
Cambodia	Japan	Pakistan	Turkmenistan
China, Hong Kong SAR	Jordan	Philippines	United Arab Emirates
China, Macao SAR	Kazakhstan	Qatar	Uzbekistan
China, People’s Republic of (PRC)	Kuwait	Republic of Korea	Viet Nam
China, Republic of (ROC; Taiwan)	Kyrgyzstan	Saudi Arabia	Yemen
Cyprus	Lao People's Democratic Republic	Singapore

Africa

Algeria	Djibouti	Libya	Sao Tome and Principe
Angola	Egypt	Madagascar	Senegal
Benin	Equatorial Guinea	Malawi	Seychelles
Botswana	Eritrea	Mali	Sierra Leone
British Indian Ocean Territory	Eswatini	Mauritania	Somalia
Burkina Faso	Ethiopia	Mauritius	South Africa
Burundi	French Southern Territories	Mayotte	South Sudan
Cabo Verde	Gabon	Morocco	Sudan
Cameroon	Gambia	Mozambique	Togo
Central African Republic	Ghana	Namibia	Tunisia
Chad	Guinea	Niger	Uganda
Comoros	Guinea-Bissau	Nigeria	United Republic of Tanzania
Congo	Kenya	Réunion	Western Sahara
Côte d’Ivoire	Lesotho	Rwanda	Zambia
Democratic Republic of the Congo	Liberia	Saint Helena	Zimbabwe

If the forgoing is acceptable to you, please confirm your agreement to the terms hereof by signing in the space provided below.
Very truly yours,
SPECTRUM PHARMACEUTICALS, INC.

By:_/s/ Paul Schwichtenberg___________________
Name: Paul Schwichtenberg
Title: SVP, Chief Financial Officer

ACCEPTED AND AGREED:

HANMI PHARMACEUTICAL CO., LTD.

By:/s/ Jae Hyun Park ________________
Name: Jae Hyun Park
Title: Chief Executive Officer

[Signature Page to Letter Agreement]